                                                                Exhibit 99.1
For Immediate Release

Contact:        Sarah Bilofsky/Mary Sadlier          Albert R. Rietheimer
                Corporate Communications             Chief Financial Officer
                (401) 456-5015 Ext. 1619             (401) 456-5015 Ext. 1640

                      Bancorp Rhode Island, Inc. Announces
                 Record Second Quarter Earnings of $2.1 million

               Earnings Increase Nineteen Percent Over Last Year

PROVIDENCE -- (July 20, 2004) -- Bancorp Rhode Island, Inc. (NASDAQ:  BARI), the
parent company of Bank Rhode Island,  announced that its earnings for the second quarter of 2004 were $2.1 million.  This  represents a 19 percent  increase from the $1.8 million earned in the second quarter of last year.

The Company's diluted earnings per share (EPS) were $0.50 for the second quarter of 2004, up 16 percent from $0.43 in the second quarter of 2003.

The Bank's total  commercial  loans  outstanding  reached $370.2 million,  up 11 percent from $332.3 million as of December 31, 2003.  Consumer loans outstanding rose $24.9 million to $140.6  million at the end of the second  quarter of 2004.
This marks a 21 percent  increase over the $115.8  million  reported on December
31, 2003.

"Commercial and consumer loan growth remained strong this quarter," said Merrill
Sherman,  President  and CEO,  Bancorp Rhode Island,  Inc. "The  combination  of competitive products,  lending expertise and outstanding service continues to be a solid formula for growing our franchise."

The Bank's total deposits were $887.8  million at the end of the second  quarter, up 9  percent  from  $811.3  at the end of 2003.  Core  deposits  (checking  and savings)  were $664.0  million at the end of the second  quarter,  up 11 percent from $598.5 million at the end of 2003.

"Deposits  continued  to climb this  quarter,  propelled by the opening of a new branch,"  said  Sherman.  "Growth  at the new North  Kingstown  Xcel  branch has exceeded all expectations.  The highly favorable customer reception has positive implications for continued expansion of our franchise footprint."

Credit quality remained strong, as non-performing loans declined to $381,000, or
0.05% of total loans, as of June 30, 2004.

"The low level of  non-performing  loans  underscores  the value of knowing your customer.  As a result,  we have been able to achieve strong  commercial  growth without sacrificing credit quality," Sherman said.

The  Company's  Board of  Directors  approved  a  dividend  of $0.15 per  share, reflecting  a  $0.01  increase.  The  dividend  will be  paid  on  August  31 to shareholders of record on August 10.

Bancorp Rhode Island,  Inc.  will host a conference  call at 10:00 a.m.  Eastern
Time tomorrow  (Wednesday,  July 21) to discuss its second quarter  earnings for
2004. The conference call can be accessed by dialing toll free (877) 407-9039.

Bancorp  Rhode  Island,  Inc.  is the parent  company of Bank  Rhode  Island,  a full-service,  FDIC-insured,  state-chartered  financial institution.  The Bank, headquartered  in Providence,  has 14 branches  located in Providence,  Kent and
Washington counties.

This  release may  contain  "forward-looking  statements"  within the meaning of section  21E  of  the  Securities  Exchange  Act  of  1934,  as  amended.  These forward-looking  statements  represent the  company's  present  expectations  or beliefs  concerning future events. The company cautions that such statements are necessarily  based on  certain  assumptions  which  are  subject  to  risks  and uncertainties,  including,  but not  limited  to,  changes in  general  economic conditions and changing  competition  which could cause actual future results to differ materially from those indicated herein. Further information on these risk factors is included in the company's  filings with the  Securities  and Exchange
Commission.

                                       ###

                                                      BANCORP RHODE ISLAND, INC.
                                                      Consolidated Balance Sheets

                                                                                     June 30,          December 31,
                                                                                       2004                2003
                                                                                  ----------------    ----------------
                                                                                             (In thousands)
ASSETS:
Cash and due from banks                                                           $      26,711       $      27,084
Overnight investments                                                                    16,007                 733
                                                                                  ----------------    ----------------
                                                                                  ----------------    ----------------
         Total cash and cash equivalents                                                 42,718              27,817
Investment securities available for sale (amortized cost of $115,629 and
     $96,828, respectively)                                                             115,157              98,595
Mortgage-backed securities available for sale (amortized cost of $153,414
     and $106,028, respectively)                                                        150,933             106,618
Stock in Federal Home Loan Bank of Boston                                                11,145               9,554
Loans receivable:
     Commercial loans                                                                   370,224             332,266
     Residential mortgage loans                                                         329,131             366,230
     Consumer and other loans                                                           140,644             115,786
                                                                                  ----------------    ----------------
         Total loans                                                                    839,999             814,282
     Less allowance for loan losses                                                     (11,475)            (11,078)
                                                                                  ----------------    ----------------
         Net loans                                                                      828,524             803,204
Premises and equipment, net                                                              13,031              12,457
Goodwill                                                                                 10,766              10,766
Accrued interest receivable                                                               5,637               5,597
Investment in bank-owned life insurance                                                  15,811              15,491
Prepaid expenses and other assets                                                         6,228               3,872
                                                                                  ----------------    ----------------
         Total assets                                                               $ 1,199,950         $ 1,093,971
                                                                                  ================    ================

LIABILITIES:
Deposits:
     Demand deposit accounts                                                       $    179,608        $    159,916
     NOW accounts                                                                       132,520             129,398
     Money market accounts                                                               16,624              16,937
     Savings accounts                                                                   335,285             292,277
     Certificate of deposit accounts                                                    223,786             212,755
                                                                                  ----------------    ----------------
         Total deposits                                                                 887,823             811,283
Overnight and short-term borrowings                                                      16,380              13,460
Federal Home Loan Bank of Boston borrowings                                             198,788             176,759
Subordinated deferrable interest debentures                                              18,558              13,403
Other liabilities                                                                         5,741               6,959
                                                                                  ----------------    ----------------
         Total liabilities                                                            1,127,290           1,021,864
                                                                                  ----------------    ----------------

SHAREHOLDERS' EQUITY:
Preferred stock, par value $0.01 per share, authorized 1,000,000 shares:
     Issued and outstanding:  none                                                           --                  --
Common stock, par value $0.01 per share, authorized 11,000,000 shares:
     Issued and outstanding 3,970,003 shares and 3,891,190 shares,
     respectively                                                                            40                  39
Additional paid-in capital                                                               42,450              41,439
Retained earnings                                                                        32,120              29,074
Accumulated other comprehensive income, net                                              (1,950)              1,555
                                                                                  ----------------    ----------------
         Total shareholders' equity                                                      72,660              72,107
                                                                                  ----------------    ----------------
         Total liabilities and shareholders' equity                                 $ 1,199,950         $ 1,093,971
                                                                                  ================    ================

                                                      BANCORP RHODE ISLAND, INC.
                                                 Consolidated Statements of Operations

                                                                     Three Months Ended                     Six Months Ended
                                                                          June 30,                              June 30,
                                                              ----------------------------------    ---------------------------------
                                                                   2004               2003               2004              2003
                                                              ---------------    ---------------    ---------------    --------------
                                                                              (In thousands, except per share data)
Interest and dividend income:
     Commercial loans                                           $    5,670         $    4,830         $   10,879         $    9,513
     Residential mortgage loans                                      4,242              4,323              8,937              8,497
     Consumer and other loans                                        1,552              1,336              2,981              2,625
     Mortgage-backed securities                                      1,211              1,332              2,332              2,812
     Investment securities                                           1,019                992              2,115              2,131
     Overnight investments                                              42                 45                 65                 84
     Federal Home Loan Bank of Boston stock dividends                   61                 67                112                129
                                                               -------------    ---------------    ---------------    --------------
       Total interest and dividend income                           13,797             12,925             27,421             25,791
                                                              ---------------    ---------------    ---------------    --------------
Interest expense:
     NOW accounts                                                      312                344                689                670
     Money market accounts                                              50                 24                105                 52
     Savings accounts                                                  889              1,066              1,738              2,214
     Certificate of deposit accounts                                 1,371              1,520              2,765              3,120
     Overnight and short-term borrowings                                31                 38                 66                 89
     Federal Home Loan Bank of Boston borrowings                     1,772              1,799              3,525              3,561
     Subordinated deferrable interest debentures                       261                 --                480                 --
     Company-obligated mandatorily redeemable capital securities        --                140                 --                277

                                                              ---------------    ---------------    ---------------   --------------
       Total interest expense                                        4,686              4,931              9,368              9,983
                                                              ---------------    ---------------    ---------------    --------------
       Net interest income                                           9,111              7,994             18,053             15,808

Provision for loan losses                                              200                400                500                800
                                                              ---------------    ---------------    ---------------    --------------
       Net interest income after provision for loan loss             8,911              7,594             17,553             15,008
                                                              ---------------    ---------------    ---------------    --------------
Noninterest income:
     Service charges on deposit accounts                             1,206              1,043              2,218              1,995
     Commissions on nondeposit investment products                     268                232                446                406
     Income from bank-owned life insurance                             154                205                319                408
     Loan related fees                                                  96                339                205                443
     Commissions on loans originated for others                         23                 94                 40                203
     Gain on sale of investment securities                             144                279                341                333
     Gain on sale of mortgage-backed securities                         --                 --                 --                104
     Other income                                                      315                202                635                418
                                                              ---------------    ---------------    ---------------    --------------
       Total noninterest income                                      2,206              2,394              4,204              4,310
                                                              ---------------    ---------------    ---------------    --------------
Noninterest expense:
     Salaries and employee benefits                                  4,129              3,746              8,022              7,044
     Occupancy                                                         652                587              1,332              1,190
     Equipment                                                         402                377                788                713
     Data processing                                                   722                801              1,392              1,646
     Marketing                                                         420                298                775                595
     Professional services                                             357                385                642                662
     Loan servicing                                                    253                210                531                438
     Loan workout and other real estate owned expense                   48                (14)                70                  1
     Other expenses                                                    997                955              2,003              1,929
                                                              ---------------    ---------------    ---------------    --------------
       Total noninterest expense                                     7,980              7,345             15,555             14,218
                                                              ---------------    ---------------    ---------------    --------------
       Income before income taxes                                    3,137              2,643              6,202              5,100
Income tax expense                                                   1,042                881              2,043              1,666
                                                              ---------------    ---------------    ---------------    --------------
       Net income                                               $    2,095         $    1,762         $    4,159         $    3,434
                                                              ===============    ===============    ===============    ==============

Per share data:
     Basic earnings per common share                             $    0.53          $    0.47          $    1.05          $    0.91
     Diluted earnings per common share                           $    0.50          $    0.43          $    0.99          $    0.85

     Average common shares outstanding - basic                   3,966,526          3,787,881          3,956,597          3,783,444
     Average common shares outstanding - diluted                 4,214,017          4,053,902          4,203,771          4,036,645

                                                      Bancorp Rhode Island, Inc.
                                                     Selected Financial Highlights

                                                                                     June 30,          December 31,
                                                                                       2004              2003
                                                                                   --------------    --------------
                                                                                    (Dollars in thousands, except
                                                                                           per share data)

     Total Assets                                                                $     1,199,950   $     1,093,971
     Total Loans                                                                         839,999           814,282
     Nonperforming Loans                                                                     381             2,462
     Allowance for Loan Losses                                                            11,475            11,078
     Allowance to Nonperforming Loans                                                   3011.81%           449.96%
     Allowance to Total Loans                                                              1.37%             1.36%
     Total Deposits                                                                      887,823           811,283
     Total Shareholders' Equity                                                           72,660            72,107

     Book Value Per Share                                                                $ 18.30           $ 18.53
     Tangible Book Value Per Share                                                       $ 15.59           $ 15.76

                                                                           Quarter Ended                    Six Months Ended
                                                                             June 30,                           June 30,
                                                                  -------------------------------    -------------------------------
                                                                      2004             2003              2004             2003
                                                                  -------------    --------------    --------------   --------------
                                                                            (Dollars in thousands, except per share data)

     Interest Income                                            $                $        12,925   $        27,421  $        25,791
                                                                        13,797
     Interest Expense
                                                                         4,686             4,931             9,368            9,983
                                                                  -------------    --------------    --------------   --------------
       Net Interest Income                                                                                  18,053           15,808
                                                                         9,111             7,994
     Provision for Loan Losses
                                                                           200               400               500              800
     Noninterest Income
                                                                         2,206             2,394             4,204            4,310
     Noninterest Expense                                                                                    15,555           14,218
                                                                         7,980             7,345
                                                                  -------------    --------------    --------------   --------------
       Income Before Taxes
                                                                         3,137             2,643             6,202            5,100
     Income Taxes
                                                                         1,042               881             2,043            1,666
                                                                  -------------    --------------    --------------   --------------
       Net Income                                               $                $                 $                $
                                                                         2,095             1,762             4,159            3,434
                                                                  =============    ==============    ==============   ==============

     Data Per Common Share:
     ----------------------

       Earnings Per Common Share - Basic                        $         0.53   $          0.47   $          1.05  $          0.91

       Earnings Per Common Share - Diluted                      $         0.50   $          0.43   $          0.99  $          0.85

       Average Common Shares Outstanding - Basic                     3,966,526         3,787,881         3,956,597        3,783,444

       Average Common Shares Outstanding - Diluted                   4,214,017         4,053,902         4,203,771        4,036,645

     Selected Operating Ratios:
     --------------------------

       Net Interest Margin                                               3.40%             3.29%             3.41%            3.31%

       Return on Assets                                                  0.74%             0.68%             0.74%            0.68%

       Return on Equity                                                 11.45%            10.36%            11.36%           10.27%

       Efficiency Ratio (1)                                             70.51%            70.71%            69.89%           70.67%

     (1)  Calculated by dividing total noninterest expenses by net interest income plus noninterest income.